TRAVELERS SERIES FUND INC.
on behalf of the
Smith Barney Money Market Portfolio

Supplement dated March 27, 1998 to
Prospectus dated February 27, 1998


	The following information supersedes the information set forth in the Prospectus under the "Management" section with respect to the Smith Barney Money Market Portfolio (the
"Portfolio") only:

	On March 11, 1998 the Board of Directors of the Fund approved a reduction in the annual management fee paid by the Portfolio to Mutual Management Corp. for services provided. Effective immediately, the Portfolio's annual management fee will be decreased from 0.60% to 0.50% of the average daily net assets of the Portfolio.





FD 01435